Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND INTERM CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Document Security Systems, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frank D. Heuszel, Chief Executive Officer and Interim Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: October 23, 2020

/s/ Frank D. Heuszel
Frank D. Heuszel
Chief Executive Officer and Interim Chief Financial Officer
(Principal Executive Officer and Principal Financial and Accounting Officer)